B. Riley Diversified Equity Fund
(Investor Class Shares – BRDRX)
(Institutional Class Shares – BRDZX)
(Class A Shares – BRDAX)

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Supplement dated November 6, 2015
To the Fund’s Prospectus and Statement of Additional Information dated March 31, 2015
(as supplemented from time to time)

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Change in the Fund’s Investment Strategy and Risks

At the request of B. Riley Asset Management, a division of B. Riley Capital Management, LLC (the “Adviser”), the Board of Trustees approved a revision to the Fund’s investment strategy. The revision will become effective on January 5, 2016.

Revised Principal Investment Strategies.   The “Principal Investment Strategies” section in the Fund Summary section of the Prospectus will be replaced in its entirety with the section below.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of U.S. companies selected by the B. Riley & Co. Research Group (the “Research Group”) as “Buy” rated in its coverage universe. These equity securities will generally consist of common stocks. The list of these “Buy” rated securities is referred to as the B. Riley Diversified Equity Composite (the “Composite”). The Composite is designed to measure the performance of a managed portfolio consisting of all equity securities designated with a “Buy” rating by the Research Group.

The Research Group is a division of B. Riley & Co., LLC. The Fund’s investment adviser (the “Adviser”) is B. Riley Asset Management, a division of B. Riley Capital Management, LLC, an affiliate of B. Riley & Co., LLC. The Composite may be comprised of companies of any capitalization, and therefore the Fund may invest without regard to market capitalization. Notwithstanding, the issuers generally represented in the Composite, as of September 30, 2015, had a market capitalization that ranged from $18 million to $500 billion. Decisions on the addition or elimination of certain securities or sectors from the Fund’s portfolio will be made after any changes made to the Composite are made available. A detailed listing of the securities in the Composite and certain information relevant to the calculation of the performance of the Composite is available upon request. The Fund will generally hold between 25-50 securities represented in the Composite that represent the affiliated Research Group’s top picks from the Composite; however, the Fund may hold as few as 25-35 securities. The Adviser constructs the Fund’s portfolio with securities that it deems have the highest probability of appreciating. In making decisions of which securities are most appropriate for the Fund, the Adviser will take into consideration current market conditions, but it will give significant weight to its subjective assessment of the Research Group’s assessment of the securities represented in the Composite, with a particular focus on those deemed to be the “top picks.” The Adviser may make changes in the Fund’s portfolio holdings when there is a relevant rating change made by the Research Group, when the top picks of the Research Group change, or when the Adviser based on subjective factors deems it appropriate. Relevant changes include an upgrade by the Research Group to “Buy” from “Neutral” or “Sell”; a downgrade from “Buy” to “Neutral” or “Sell”; or an initiation of a “Buy” rating. The Adviser has discretion to make independent determinations about portfolio holdings.

Because the Fund will not hold all securities comprising the Composite there will be variations in performance of the Fund as compared to the Composite The Fund will incur expenses that are not incurred by the securities comprising the Composite.

As such, the performance of the Fund may differ significantly from that of the Composite. At times, the Composite may be comprised of companies that reflect a focus in a particular sector or sectors. As the group of companies that are analyzed by the Research Group changes over time, which changes may be attributable to factors such as the markets, economies or even the personnel composition of the Research Group, the sectors in which the Research Group incidentally focuses may also change – in turn, the focus, as reflected in the Fund’s portfolio holdings, on any particular sector also may change.

The Fund may also invest in foreign securities.

Additional Principal Risks.
The “Principal Risks” in the Fund’s “Fund Summary” section of the Prospectus will reflect the addition of a new risk – Focus Risk – and revisions to the risk disclosure on Small and Mid-Capitalization Companies as follows:

Focus Risk.   The Fund may, at times, may hold the securities of a small number of issuers. At such times where the Fund may hold the securities of fewer issuers, the performance of these issuers could have a substantial impact on the Fund’s performance.

Risks of Small and Mid Capitalization Companies.   The Fund may invest in the securities of mid, small or micro capitalization companies, which may subject the Fund to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may have limited product lines and markets, more volatile market prices, less capital, a shorter history of operations, less experienced management, and may experience higher failure rates than do larger companies. The earnings and prospects of smaller companies are more volatile than larger companies, and smaller companies may experience higher failure rates than do larger companies. Additionally, the trading volume of securities of such companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make prices fall more in response to selling pressure than is the case with larger companies. Smaller companies may also have limited markets, product lines, or financial resources, and may lack management experience.

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